EXECUTION VERSION

AMENDMENT NO. 6 TO CREDIT AGREEMENT

AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of May 16, 2014 (this “Amendment”), is entered into by and among Zayo Group, LLC, a Delaware limited liability company (“Zayo Group”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with Zayo Group, the “Borrowers”), Morgan Stanley Senior Funding, Inc., as term facility administrative agent (the “Term Facility Administrative Agent”), SunTrust Bank, as revolving facility administrative agent (the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, the “Administrative Agents”) and the undersigned lenders.
PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, certain subsidiaries thereof, the Administrative Agents and the Lenders entered into that certain Credit Agreement, dated as of July 2, 2012 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 17, 2012, that certain Amendment No. 2 to Credit Agreement, dated as of October 5, 2012, that certain Amendment No. 3 to Credit Agreement, dated as of February 1, 2013, that certain Amendment No. 4 to Credit Agreement, dated as of February 27, 2013, and that certain Amendment No. 5 to Credit Agreement, dated as of November 26, 2013, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrowers have requested that certain financial institutions signatory hereto (in such capacity, the “Sixth Amendment Incremental Term Lenders”) collectively provide commitments (the “Sixth Amendment Incremental Term Loan Commitments”) hereunder, and make Incremental Term Loans pursuant thereto, in an aggregate principal amount equal to $275,000,000 (the “Aggregate Incremental Term Loan Commitment”) on the Effective Date (as defined below), the proceeds of which will be used for the general corporate purposes of the Borrowers, and each Sixth Amendment Incremental Term Lender is prepared to make a portion of such Aggregate Incremental Term Loan Commitment, and to provide a portion of the Incremental Term Loans pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein;

WHEREAS, as used herein, “Lead Arrangers” means Barclays Bank PLC, RBC Capital Markets and Morgan Stanley Senior Funding, Inc. in their capacities as joint lead arrangers and joint bookrunners for this Amendment;

WHEREAS, the Borrower Parties, the Sixth Amendment Incremental Term Lenders and the Administrative Agent are entering into this Agreement in order to evidence such Sixth Amendment Incremental Term Loan Commitments and such Incremental Term Loans, which are to be made in accordance with Section 2.17 of the Credit Agreement.

WHEREAS, in accordance with Section 2.17 of the Credit Agreement, the Borrowers and the Administrative Agents have agreed to amend the Credit Agreement as hereinafter set forth to effect the provisions of Section 2.17 of the Credit Agreement with respect to the Sixth Amendment Incremental Term Loans;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

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SECTION 1.Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a)Schedule 1.01(a) of the Credit Agreement is hereby amended by adding the below to the immediate end thereof:

Sixth Amendment Incremental Term Loans
Lender	Sixth Amendment Incremental Term Loan Commitment	Aggregate Commitment Ratio
Barclays Bank PLC	$275,000,000	100%
Totals	$275,000,000	100.000000%

(b)Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“Sixth Amendment” means that certain Amendment No. 6 to Credit Agreement, dated as of May 16, 2014, among the Borrowers, the Administrative Agents and certain Lenders.
“Sixth Amendment Effective Date” means the date on which all of the conditions contained in Section 4 of the Sixth Amendment have been satisfied or waived by the Sixth Amendment Incremental Term Lenders.

“Sixth Amendment Incremental Term Lenders” shall mean each Lender with a Sixth Amendment Incremental Term Loan Commitment.

“Sixth Amendment Incremental Term Loan Commitment” shall mean the several obligations of the Sixth Amendment Incremental Term Lenders to advance the aggregate amount of $275,000,000 to the Borrowers on the Sixth Amendment Effective Date, pursuant to the terms of this Agreement.

“Sixth Amendment Incremental Term Loan Facility” shall mean the Sixth Amendment Incremental Term Loan Commitments and the provisions relating to the Sixth Amendment Incremental Term Loans herein.

“Sixth Amendment Incremental Term Loans” shall mean, collectively, the amounts advanced by the Sixth Amendment Incremental Term Lenders to the Borrowers under the Sixth Amendment Incremental Term Loan Commitment on the Sixth Amendment Effective Date.

(c)Section 2.1(a) of the Credit Agreement is hereby amended by adding the following new paragraph at the immediate end thereof:

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in the Sixth Amendment and this Agreement, each Sixth Amendment Incremental Term Lender severally (and not jointly) agrees to make a

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single Term Loan in a principal amount equal to such Sixth Amendment Incremental Term Lender’s Sixth Amendment Incremental Term Loan Commitment on the Sixth Amendment Effective Date. Amounts borrowed under this Section 2.1(a) and repaid or prepaid may not be reborrowed.

(d)Section 2.6(b) of the Credit Agreement is hereby amended and restated as follows:
The Borrowers shall repay to the Term Facility Administrative Agent for the ratable account of the Term Lenders (A) on the last Business Day of each March, June, September and December commencing the last Business Day of June 2014, an annual aggregate principal amount equal to $5,123,991.90 (which payments shall be reduced as a result of the application of prepayments in accordance with Section 2.5(a) and Section 2.5(b)(iv), in each case, solely to the extent of any such amounts applied to the prepayment of the Term Loans) and (B) on the Maturity Date, the aggregate principal amount of all Term Loans outstanding on such date.

SECTION 2.The Sixth Amendment Incremental Term Loans. Pursuant to Section 2.17 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Effective Date:

(a)    Each Sixth Amendment Incremental Term Lender party hereto hereby agrees that upon, and subject to, the occurrence of the Effective Date, (i) such Sixth Amendment Incremental Term Lender shall have , as contemplated by Section 2.17 of the Credit Agreement, a Sixth Amendment Incremental Term Loan Commitment in an amount equal to the amount set forth opposite such Sixth Amendment Incremental Term Lender’s name under the heading “Sixth Amendment Incremental Term Loan Commitment” on Schedule 1 to this Agreement, and (ii) such Sixth Amendment Incremental Term Lender shall be deemed to be, and shall become an “Additional Lender” and a “Lender” for all purposes of, and subject to all the obligations of an “Additional Lender” and a “Lender” under the Credit Agreement and the other Loan Documents. Each Borrower Party and each Administrative Agent hereby agrees that from and after the Effective Date, each Sixth Amendment Incremental Term Lender shall be deemed to be, and shall become, a “Additional Lender” and a “Lender” for all purposes of, and with all the rights and remedies of a “Additional Lender” and a “Lender” under, the Credit Agreement and the other Loan Documents. From and after the Effective Date, each reference in the Credit Agreement to any Sixth Amendment Incremental Term Lender’s Sixth Amendment Incremental Term Loan Commitment shall mean its Sixth Amendment Incremental Term Loan Commitment as acquired pursuant to this Agreement, and as set forth opposite its name on Schedule 1 to this Agreement under the heading “Total Term Loan Commitment” on Schedule 1 to this Agreement.

(b)    Each Sixth Amendment Incremental Term Lender hereby agrees to make Incremental Term Loans to the applicable Borrower on the Effective Date in a principal amount not to exceed its respective Sixth Amendment Incremental Term Loan Commitment (as determined after giving effect to this Agreement).

(c)    The Sixth Amendment Incremental Term Loans shall be treated as Term Loans for all purposes under the Credit Agreement, including without limitation with respect to maturity, prepayments, repayments, interest rate and other economic terms. Notwithstanding anything in the Credit Agreement to the contrary, the initial Eurodollar Loan Period with respect to Sixth Amendment Incremental Term Loans shall commence on the Effective Date and end on the date(s) necessary (as

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determined by the Term Facility Administrative Agent) to ensure that all such Sixth Amendment Incremental Term Loans are included in each Eurodollar Loan Period applicable to the outstanding Term Loans on a pro rata basis. The Term Facility Administrative Agent is hereby authorized to take all actions as may be reasonably necessary to ensure that all such Sixth Amendment Incremental Term Loans are included in each Eurodollar Loan Period applicable to the outstanding Term Loans on a pro rata basis and the Administrative Agent shall be authorized to mark the Register accordingly to reflect the amendments and adjustments set forth herein.

SECTION 3.Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(a)The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(b)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(c)Each Borrower Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Borrower Party pursuant to the Collateral Agreement) and confirms that such liens and security interests continue to secure the Secured Obligations, including under the Loan Documents, including, without limitation, all Secured Obligations resulting from or incurred pursuant to the Sixth Amendment Incremental Term Loan Commitments made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to its respective Guaranty.

(d)This Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

SECTION 4.Conditions of Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived by the Sixth Amendment Incremental Term Lenders):

(a)The Administrative Agents shall have received counterparts of this Amendment executed by the Borrowers and the Sixth Amendment Incremental Term Lenders;

(b)After giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) and in the other Loan Documents are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such

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representations and warranties shall be true and correct in all material respects as of such earlier date) and immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing;

(c)After giving effect to this Amendment, the incurrence of the Sixth Amendment Incremental Term Loans and the other transactions contemplated herby, the Senior Secured Leverage Ratio, calculated on a pro forma basis, shall not be greater than 4.50 to 1.00;

(d)The Administrative Agents shall have received a legal opinion of Gibson Dunn & Crutcher LLP, counsel to the Borrower Parties, addressed to the Lender Group and reasonably satisfactory to the Administrative Agents;

(e)The Administrative Agents shall have received, with respect to each Borrower Party, a loan certificate signed by the secretary or assistant secretary of such Person, certifying a true, complete and correct copy of the resolutions of such Person (or its general partner, members or manager, as applicable) authorizing the execution, delivery and performance by such Person of this Amendment and, with respect to Borrowers, authorizing the borrowings hereunder;

(f)The Administrative Agents shall have received a certificate of an Authorized Signatory of the Administrative Borrower confirming compliance with the conditions precedent set forth in clause (b) and clause (c) of this Section 4;

(g)The Borrowers shall have paid all reasonable and documented costs and expenses of the Administrative Agents in connection with this Amendment (including the reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP as counsel to the Lead Arrangers); and

(h)The Borrowers shall have paid to the Term Loan Administrative Agent, for the account of each Sixth Amendment Incremental Term Lender as of the Effective Date, closing fees in an amount equal to 0.50% of the aggregate amount of such Sixth Amendment Incremental Term Lender’s Sixth Amendment Incremental Term Loan Commitments; provided that such closing fees shall be payable to such Sixth Amendment Incremental Term Lender out of the proceeds of its Sixth Amendment Incremental Term Loans as and when funded on the Effective Date.

SECTION 5.Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agents that:

(a)    on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and
(b)    this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

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SECTION 6.Costs and Expenses. The Borrowers agree that all reasonable out-of-pocket expenses incurred by the Administrative Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agents), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 11.2 of the Credit Agreement.

SECTION 7.Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9.WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER this amendment, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO the credit agreement as amended hereby, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

ZAYO    GROUP, LLC,
as a Borrower

By:	_________________________________
Name:
Title:

ZAYO CAPITAL, INC.,
as a Borrower

By:	_________________________________
Name:
Title:

Morgan Stanley Senior Funding, Inc., as Term Facility Administrative Agent

By:	_________________________________
Name:
Title:

SUNTRUST BANK,
as Revolving Facility Administrative Agent

By:	_________________________________
Name:
Title:

Barclays bank plc,
as a Sixth Amendment Incremental Term Lender

By:	_________________________________
Name:
Title:

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Schedule 1
Incremental Term Commitments and Sixth Amendment Incremental Term Lenders

Sixth Amendment Incremental Term Lender	Sixth Amendment Incremental Term Commitment	Commitment Percentage	Total Term Loan Commitment
Barclays Bank PLC	$275,000,000	100%	$275,000,000
Total	$275,000,000	100%	$275,000,000

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